UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 8, 2004

Dendreon Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30681	22-3203193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 First Avenue Seattle, Washington	98121
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (206) 256-4545

None

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

We are filing this current report on Form 8-K in order to provide additional pro forma financial information about our acquisition of Corvas International, Inc., which closed on July 30, 2003. Attached as Exhibit 99.1 is the unaudited pro forma condensed combined statement of operations of Dendreon and Corvas for the year ended December 31, 2003. We are making this filing in order to permit the exhibit to be incorporated by reference into Post-Effective Amendment No. 1 to our shelf registration statement (File No. 333-102351) which we are filing today and any other filings which incorporate this current report by reference.

Item 9.01. Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

99.1	Unaudited pro forma condensed combined statement of operations of Dendreon and Corvas for the year ended December 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

By:	/s/ Martin A. Simonetti
Martin A. Simonetti
Chief Financial Officer, Senior Vice President, Finance and Treasurer

Date: October 8, 2004